                                                           EXHIBIT 10.7







================================================================================


                               CVC HOLDINGS, INC.

                         REGISTRATION RIGHTS AGREEMENT

                                  May 22, 1995


================================================================================

                               TABLE OF CONTENTS

                                                                            Page

1.    Certain Definitions......................................................1

2.    Restrictions on Transferability..........................................3

3.    Restrictive Legend.......................................................3

4.    Notice of Proposed Transfers.............................................4

5.    Registration.............................................................5

      5.1   Requested Registration.............................................5
      5.2   Company Registration...............................................7
      5.3   Registration on Form S-3...........................................9
      5.4   Limitations on Subsequent Registration Rights.....................10
      5.5   Expenses of Registration..........................................10
      5.6   Registration Procedures...........................................10
      5.7   Indemnification...................................................11
      5.8   Information by Holders............................................12
      5.9   Rule 144 Reporting................................................12
      5.10  Transfer of Registration Rights...................................13

6.    Standoff Agreement......................................................14

7.    Right of First Offer....................................................14

      7.1   Grant.............................................................14
      7.2   Over-Allotment Option.............................................14
      7.3   Pro Rata Share....................................................15
      7.4   Notices...........................................................15
      7.5   Failure to Exercise Right.........................................16
      7.6   Termination.......................................................16
      7.7   Assignment........................................................16

8.    Miscellaneous...........................................................16

      8.1   Amendment.........................................................16
      8.2   Governing Law.....................................................17
      8.3   Entire Agreement..................................................17
      8.4   Notices, Etc......................................................17
      8.5   Counterparts......................................................18

                               CVC HOLDINGS, INC.
                          REGISTRATION RIGHTS AGREEMENT

      This Registration Rights Agreement (the "Agreement") is made as of May 22, 1995 by and among CVC Holdings, Inc., a Delaware corporation (the "Company"), Seagate Technology, Inc., a Delaware corporation (the "Series B Purchaser") and the stockholders of the Company listed on Exhibit A (the "Existing Purchasers") The Series B Purchaser and the Existing Purchasers being collectively referred to herein as the "Purchasers" and individually as a "Purchaser".

                                    RECITALS

      WHEREAS, the Series B Purchaser and the Company are entering into a Securities Purchase Agreement (the "Purchase Agreement"), of even date herewith, pursuant to which the Series B Purchaser is purchasing from the Company shares of its Series B Preferred Stock and a Warrant exercisable for Series B Preferred Stock of the Company;

      WHEREAS, the Company and the Purchasers are parties to that certain Amended and Restated Stockholders' Agreement dated as of May 22, 1995 (the Stockholder's Agreement), pursuant to which agreement prior to such amendment and restatement the Company had granted certain registration rights to the Existing Purchasers and which right have been deleted as of the date hereof pursuant to such amendment and restatement; and

      WHEREAS, the obligations of the Company and the Series B Purchaser under the Purchase Agreement are conditioned, among other things, upon the execution and delivery of this Agreement by the Company, the Series B Purchaser and the Existing Purchasers;

      NOW, THEREFORE, in consideration of the mutual promises and covenants set forth below, the Company, the Series B Purchaser, and the Existing Purchasers agree as follows:

      1. Certain Definitions.

            As used in this Agreement, the following terms shall have the following respective meanings:

            "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

            "Common Stock" shall mean the Common Stock of the Company, par value $.01 per share.

            "Conversion Stock" means the Common Stock issued or issuable pursuant to conversion of the Preferred Stock (including the Preferred Stock issuable upon exercise of the Warrant).

            "Holders" shall mean (i) the Purchasers for so long as Purchasers hold Registrable Securities, and (ii) any person holding Registrable Securities to whom the rights of the Purchaser under this Agreement have been transferred in accordance with Section 5.10.

            "Initiating Holders" shall mean any Series B Holders who own in the aggregate not less than 40% of the Registrable Securities held by all Series B Holders.

            "Large Holders" shall mean the Series B Purchaser, Nikko Tecno Co., Inc., Anne G. Whitman and Christine B. Whitman, and their permitted assignees under Section 7.7.

            "Non Series B Holders" shall mean Holders that are not Series B Holders.

            "Preferred Stock" shall mean the Series A Preferred and the Series B Preferred.

            "Registrable Securities" means outstanding Common Stock, the Conversion Stock and any shares of Common Stock, (i) acquired by any Holder by any means or (ii) issued or issuable in respect of shares of Common Stock acquired by any Holder upon any stock split, stock dividend, recapitalization, or similar event; provided, however, that Registrable Securities shall not include shares of Common Stock that have previously been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction.

            The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

            "Registration Expenses" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Sections 5.1, 5.2 and
5.3 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) and, in the case of the Series B Holders, the fees and disbursements of counsel for the Series B Holders.

            "Restricted Securities" shall mean the securities of the Company required to bear the legend set forth in Section 3 hereof.

            "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and, except as set forth under "Registration Expenses", all fees and disbursements of counsel for any Holder.

            "Series A Preferred" shall mean the 8% Non-Cumulative Convertible Preferred Stock of the Company.

            "Series B Preferred" shall mean the Series B Non-Cumulative Convertible Preferred Stock of the Company issued pursuant to the Securities Purchase Agreement.

            "Series B Holders" shall mean (i) the Series B Purchaser for so long as the Series B Purchaser holds Registrable Securities, and (ii) any person holding Registrable Securities to whom the rights under this Agreement have been transferred from the Series B Purchaser or a transferee of the Series B Purchaser in accordance with Section 5.10.

            "Stockholders Agreement" shall mean the Amended and Restated Stockholders Agreement dated as of the date hereof among the Company, the Series B Purchaser and the Existing Purchasers, as it may be amended from time to time.

            "Warrant" means the warrant to purchase Series B Preferred issued by the Company to the Series B Purchaser pursuant to the Purchase Agreement.

      2. Restrictions on Transferability. The shares of Preferred Stock and Common Stock (i) acquired by any Holder and (ii) issued or issuable in respect of shares of Preferred Stock or Common Stock acquired by any Holder upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall not be sold, assigned, transferred or pledged except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. Each Holder will cause any proposed purchaser, assignee, transferee, or pledgee of any such shares held by such Holder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement.

      3. Restrictive Legend. Each certificate representing shares of Preferred Stock and Common Stock (i) acquired by any Holder and (ii) issued or issuable in respect of shares of Preferred Stock or Common Stock acquired by any Holder upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of Section 4 below) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any legend required under applicable state securities laws):

            THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT"), AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR

            DISTRIBUTION THEREOF. SUCH SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION UNLESS
            (A) THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT STATING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT,
            (B) IT IS ESTABLISHED TO THE SATISFACTION OF THE COMPANY THAT SUCH SALE OR TRANSFER IS IN A TRANSACTION WHICH IS EXEMPT UNDER, OR OTHERWISE IN COMPLIANCE WITH, SUCH LAWS OR (C) THE COMPANY RECEIVES A "NO ACTION" LETTER OR SIMILAR DECLARATION FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT SUCH SALE OR TRANSFER WITHOUT REGISTRATION WILL NOT RESULT IN A RECOMMENDATION BY SAID COMMISSION THAT ACTION BE TAKEN WITH RESPECT THERETO. COPIES OF THE AGREEMENTS COVERING THE PURCHASE OF THESE SHARES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY.

            Each Holder consents to the Company making a notation on its records and giving instructions to any transfer agent of the Preferred Stock or the Common Stock in order to implement the restrictions on transfer established in this Agreement.

      4. Notice of Proposed Transfers. The holder of each certificate representing Restricted Securities by acceptance thereof agrees to comply in all respects with the provisions of this Section 4. Prior to any proposed sale, assignment, transfer or pledge of any Restricted Securities (other than a transfer not involving a change in beneficial ownership), unless there is in effect a registration statement under the Securities Act covering the proposed transfer, the holder thereof shall give written notice to the Company of such holder's intention to effect such transfer, sale, assignment or pledge. Each such notice shall describe the manner and circumstances of the proposed transfer, sale, assignment or pledge in sufficient detail, and shall be accompanied, at such holder's expense, by either (i) a written opinion of legal counsel reasonably satisfactory to the Company addressed to the Company, to the effect that the proposed sale or transfer of the Restricted Securities may be effected without registration under the Securities Act, (ii) documentation which establishes to the satisfaction of the Company that the proposed sale or transfer is in a transaction which is exempt under, or otherwise in compliance with, such laws, or (iii) a "no action" letter or similar declaration from the Commission to the effect that the transfer of such securities without registration will not result in a recommendation by the staff of the Commission that action be taken with respect thereto, whereupon the holder of such Restricted Securities shall, subject to compliance with the Stockholders Agreement, be entitled to transfer such Restricted Securities in accordance with the terms of the notice delivered by the holder to the Company. Each certificate evidencing the Restricted Securities transferred as above provided shall bear the appropriate restrictive legend set forth in Section 3 above, except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such holder and the Company, such legend is not required in order to establish compliance with any provision of the Securities Act.

      5. Registration.

            5.1 Requested Registration.

                  (a) Request for Registration. In case the Company shall receive from the Initiating Holders a written request that the Company effect any registration, qualification or compliance with respect to shares of Registrable Securities with an anticipated aggregate offering price, net of underwriting discounts and commissions, of at least four million dollars ($4,000,000), the Company will:

                              (i) promptly give written notice of the proposed
registration, qualification or compliance to all other Series B Holders; and

                              (ii) as soon as practicable, use its best efforts
to effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Series B Holder joining in such request as are specified in a written request received by the Company within 20 days after receipt of such written notice from the Company.

                  (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 5.1:

                              (i) In any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required under the Securities Act;

                              (ii) At any time prior to the earlier of (1) the
third anniversary of this Agreement and (2) six months after the date of the closing of an initial firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of the Company's Common Stock;

                              (iii) After the Company has effected two such
registrations pursuant to this Section 5.1(a), and such registrations have been declared or ordered effective, provided, however, that in the event that a registration statement has been filed with the Commission pursuant to this
Section 5.1(a) and is subsequently withdrawn solely at the request of the Initiating Holders and the request to withdraw the registration statement is not in any way the result of any action or inaction by the Company adversely affecting such registration or the result of an adverse change in the condition, financial or otherwise, or in the earnings, business operations or prospects of the Company since the date of the written request for registration by the Initiating Holders, then such registration shall count as one of the two registrations provided for under this clause (iii) unless the Holders participating in such registration pay all Registration Expenses incurred by the Company in connection with such withdrawn registration; or

                              (iv) If the Company shall furnish to the
Initiating Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 5.1 shall be deferred for a period not to exceed 120 days from the date of receipt of written request from the Initiating Holders, provided that the Company may not exercise this deferral right more than once per twelve month period.

                        Subject to the foregoing clauses (i) through (iv), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders.

                  (c) Piggyback Registration Rights. In the event the Company shall receive from the Initiating Holders a written request to effect any registration, qualification or compliance with respect to shares pursuant to
Section 5.1, the Company will (i) promptly give written notice thereof to all Non Series B Holders; and (ii) subject to Section 5.1(d) below, include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from the Company, by any Non Series B Holder. The Company shall not be required to register pursuant to this Section 5.1 the shares of a Non Series B Holder then eligible for sale pursuant to Rule 144 under the Securities Act (or similar successor provision) ("Rule 144") without limitation as to volume.

                  (d) Underwriting. In the event of a registration pursuant to
Section 5.1, the Company shall advise the Holders as part of the notice given pursuant to Sections 5.1(a)(i) and 5.1(c)(i) that the right of any Holder to registration pursuant to Section 5.1 shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 5.1, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

                        The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Initiating Holders, but subject to the Company's reasonable approval. Notwithstanding any other provision of this Section 5.1, if the managing underwriter advises the Initiating Holders that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities and, in such case, the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated first among all Series B Holders. To the extent the managing underwriter has advised the Initiating Holders that marketing factors require a limitation of the number of shares to be underwritten to less than all of the shares that the Series B Holders have requested registration under Section 5.1(a), (i) none of the shares of Registrable Securities held by the Non Series B Holders will be included in such Registration pursuant to Section 5.1(c) and (ii) the shares of Registrable Securities of the Series B Holders that may be included in the registration and underwriting shall be allocated among the Series B Holders as nearly as practicable, to the respective amounts of Registrable Securities held by such Series B Holders at the time of filing the Registration Statement. To the extent that the managing underwriter advises the Initiating Holders that marketing factors allow the Non Series B Holders to participate in the registration and the underwriting and that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Non Series B Holders, and, in such case, the number of shares of Registrable Securities of the Non Series B Holders that may be included in the registration and underwriting shall (x) be limited to that number of shares which can be included in the registration and underwriting after all the shares of Series B Holders are included and (y) to the extent permitted by clause (x) of this sentence, be allocated among all Non Series B Holders as nearly as practicable, to the respective amounts of Registrable Securities held by such Non Series B Holders at the time of filing the registration statement. Neither the Company, the Non Series B Holders nor any other holders of registration rights may participate in the proposed offering if any Series B Holders have been cut back pursuant to this Section 5.1(d). No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares.

                  If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holder. The Registrable Securities and/or other securities so withdrawn shall also be withdrawn from registration, and such Registrable Securities shall continue to be subject to the terms of this Agreement, including the restrictions set forth in Section 6, after the effective date of such registration, or such other shorter period of time as the underwriters may require.

            5.2 Company Registration.

                  (a) Notice of Registration. If at any time or from time to time the Company shall determine to register any of its equity securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a Rule 145 transaction, (iii) a registration in which the only equity security being registered is capital stock issuable upon conversion of convertible (or exchange of exchangeable) debt securities which are also being registered or (iv) a registration pursuant to Section 5.1 or Section 5.3 hereof, the Company will:

                              (i) promptly give to each Holder written notice
thereof; and

                              (ii) subject to Section 5.2(b) below, include in
such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 10 days after receipt of such written notice from the Company, by any Holder.

                  (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 5.2(a)(i). In such event, the right of any Holder to registration pursuant to Section 5.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of Registrable Securities in the underwriting shall be limited to the extent provided herein.

                        All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 5.2, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may exclude some or all of the Registrable Securities. The Company shall so advise all Holders and other holders distributing their securities through such underwriting and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all the Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities that each such Holder specified in the written requests made to the Company pursuant to Section 5.2(a)(ii). To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or holder to the nearest 100 shares. The Company shall not be required to register pursuant to this Section
5.2 the shares of a Holder then eligible for sale pursuant to Rule 144 without limitation as to volume.

                        If any of the Holders disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration and shall continue to be subject to the terms of this Agreement including the restrictions set forth in Section 6.

                  (c) Right to Terminate Registration. The Company shall have the right, without liability therefore, to terminate or withdraw any registration initiated by it under this Section 5.2 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

            5.3 Registration on Form S-3.

                  (a) If any of the Series B Holders request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions would exceed $500,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as such Holder or Holders may reasonably request; provided, however, that the Company shall not be required to effect more than one registration pursuant to this Section 5.3 in any six (6) month period. The Company shall inform other Series B Holders of the proposed registration and offer them the opportunity to participate. In the event the registration is proposed to be part of a firm commitment underwritten public offering, the substantive provisions of Section 5.1(d) shall be applicable to each such registration initiated under this Section 5.3. The Non Series B Holders may not include any of their Registrable Securities in a registration effected pursuant to this Section 5.3. The Series B Holders are entitled to an aggregated of two (2) registrations on Form S-3. The Company may include for its own account other shares of Common Stock in any of the registrations provided for in this Section 5.3, provided that such inclusion will not interfere with the marketing of the Registrable Securities to be registered by the Series B Holders.

                  (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 5.3:

                              (i) in any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required under the Securities Act;

                              (ii) at any, time prior to the first anniversary
of the closing of an initial firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of the Company's Common Stock;

                              (iii) during the period starting with the date
sixty (60) days prior to the Company's estimated date of filing of, and ending on the date six (6) months immediately following, the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                              (iv) if the Company shall furnish to such Series B
Holder or Series B Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its stockholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed 120 days from the receipt of the request to file such registration by such Series B Holder or Series B Holders, provided that the Company may not exercise this deferral right more than once per twelve month period.

            5.4 Limitations on Subsequent Registration Rights. From and after the Closing Date, the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities that are pari passu or superior to the rights granted to the Series B Holders hereunder without the written consent of the Series B Holders representing a majority in interest of all the shares of Registrable Securities held by Series B Holders.

            5.5 Expenses of Registration. Except as provided in Section 5.1(b)(iii), all Registration Expenses incurred in connection with the registrations pursuant to Sections 5.1, 5.2 and 5.3 shall be borne by the Company.

                  All Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered by such Holders.

            5.6 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each of the Holders advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

                  (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred twenty (120) days or until the distribution described in the registration statement has been completed, whichever first occurs;

                  (b) furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

            5.7 Indemnification.

                  (a) The Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), state securities law or any rule or regulation promulgated under such laws applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter and stated to be specifically for use therein.

                  (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify severally and not jointly, the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of
Section 15 of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Holder of the Securities Act, the Exchange Act, state securities law or any rule or regulation promulgated under such laws applicable to such Holder and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred, as such expenses are incurred, in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. Notwithstanding the foregoing, the liability of each Holder under this subsection 5.7(b) shall be limited to an amount equal to the initial public offering price (net of any underwriting discounts or commissions) of the shares of Registrable Securities sold by such Holder in such registered offering.

                  (c) Each party entitled to indemnification under this Section
5.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action, and provided further that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

            5.8 Information by Holders. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders, the Registrable Securities held by them and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

            5.9 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Restricted Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use all reasonable efforts to:

                  (a) Make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934;

                  (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements); and

                  (c) So long as any of the Holders owns any Restricted Securities, to furnish to the Holders forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Securities Exchange Act of 1934 (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information in the possession of or reasonably obtainable by the Company as the Holders may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holders to sell any such securities without registration.

            5.10 Transfer of Registration Rights.

                  (a) The rights to cause the Company to register securities granted to the Series B Holders under Sections 5.1, 5.2 and 5.3 may be assigned to a transferee or assignee in connection with any transfer or assignment of Registrable Securities by the Series B Holders provided that (i) such transfer may otherwise be effected in accordance with applicable securities laws, (ii) such transfer is of at least 14,000 shares of Common Stock, whether in the form of Common Stock or Preferred Stock convertible into Common Stock or the Warrant exercisable for Preferred Stock and convertible into Common Stock, (subject to adjustment for any stock split, stock dividend, recapitalization, substitution or similar event with respect to such shares), (iii) written notice is promptly given to the Company, (iv) such transferee agrees to be bound by the provisions of this Agreement and (v) the Series B Holder complies with the terms of the Stockholders' Agreement. Notwithstanding the foregoing, the rights granted to the Series B Purchaser under Sections 5.1, 5.2 and 5.3 of this Agreement to cause the Company to register securities may be assigned to any majority-owned subsidiary or controlled affiliate of the Series B Purchaser (but only if and for so long as such subsidiary or affiliate remains a majority-owned subsidiary or controlled affiliate of the Series B Purchaser) provided written notice thereof is promptly given to the Company and the transferee agrees to be bound by the provisions of this Agreement.

                  (b) The rights granted to Non Series B Purchasers under Sections 5.1 and 5.2 of this Agreement to cause the Company to register securities may be assigned or transferred to a transferee or assignee in connection with any permitted transfer or assignment of Registrable Securities by the Non Series B Purchaser, provided that (i) such transfer may otherwise be effected in accordance with applicable securities laws, (ii) such transfer is the lesser of (x) at least 5,000 shares of Common Stock, whether in the form of Common Stock or Preferred Stock convertible into Common Stock, (subject to adjustment for any stock split, stock dividend, recapitalization, substitution or similar event with respect to such shares) or (y) all the shares of Common Stock and Preferred Stock then held by such Holder, (iii) written notice of the transfer is promptly given to the Company, (iv) such transferee agrees to be bound by the provisions of this Agreement and (v) such Non Series B Purchaser complies with the requirements of the Stockholders Agreement.

      6. Standoff Agreement. In connection with any public offering of the Company's securities in connection with an effective registration statement under the Securities Act, each Holder agrees, upon the request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days after the effective date of such registration), beginning ten (10) days prior to the effective date of such registration, as may be requested by the underwriters, provided that the officers and directors of the Company who own stock of the Company also agree to such restrictions. Each Holder further agrees that the Company may instruct its transfer agent to place stop-transfer notations in its records to enforce the provisions of this Section 6.

      7. Right of First Offer.

            7.1 Grant. The Company hereby grants to each of the Large Holders the right of first offer with respect to its Pro Rata Share (as defined below) of any proposed sale by the Company of New Securities; provided, however, that the Large Holders will not have a right of first offer with respect to options granted, whether or not exercised, after the date of this Agreement, to officers, directors, employees and consultants of the Company or Sub if such sale (or grant) is approved by the Company's Board of Directors.

                  For purposes of this Section, "New Securities" shall mean any equity securities, including Common Stock and Preferred Stock, of the Company, whether now authorized or not, and rights, options, or warrants to purchase such equity securities, and securities of any type whatsoever that are, or may become, convertible into or exercisable for equity securities of the Company; provided, however, that "New Securities" does not include shares of the Company's Common Stock (A) issued pursuant to conversion of Preferred Stock or upon exercise of options or warrants, (B) issued to all holders of Common Stock as a stock split or stock dividend or (C) issued in connection with a merger or consolidation of the Company.

            7.2 Over-Allotment Option. In the event that the Large Holders together do not purchase all of the New Securities pursuant to the rights of first offer granted in Section 7.1 hereof, then the Large Holders shall also have the right to purchase up to all of the remaining New Securities (the "Over-Allotment Option"), in addition to such New Securities as they shall already have elected to purchase, if they shall have so elected as provided for in Section 7.4 below. If more than one Holder elects to exercise its Over-Allotment Option, and the aggregate number of shares of New Securities such Large Holders elect to purchase exceeds the aggregate number of shares of New Securities then remaining, then the shares of New Securities to be purchased pursuant to the Over-Allotment Option shall be divided among such Large Holders according to their respective Pro Rata Share, or on such other basis as such Large Holders electing their Over-Allotment Options may agree upon amongst themselves in writing. Notwithstanding the foregoing, no Holder shall be permitted to exercise its rights under this Section 7.2 to the extent the purchase of such New Securities will subject the Company or any of its subsidiaries to any substantial business risk under contracts or programs restricting foreign ownership or control of the Company or any of its subsidiaries as determined in good faith by the Board of Directors.

            7.3 Pro Rata Share. Each Large Holder's "Pro Rata Share", for purposes of this Article 7, is equal to the fraction obtained by dividing (a) the sum of the total number of shares of any (i) Common Stock, (ii) Common Stock issuable upon conversion of any Preferred Stock and (iii) Common Stock issuable upon exercise of any options or warrants (including warrants to purchase Preferred Stock) then held by such Large Holder by (b) the sum of the total number of shares of (i) Common Stock, (ii) Common Stock issuable upon the conversion of Preferred Stock and (iii) Common Stock issuable upon any exercise of any options or warrants (including warrants to purchase Preferred Stock) then outstanding and held by all of the Large Holders; provided, however, for the purposes of the second sentence of Section 7.2, clause (b) of this Section 7.3 shall include only those shares held by the Large Holders electing their Over-Allotment Option.

            7.4 Notices.

                  (a) In the event the Company proposes to undertake an issuance of New Securities, it shall give each Large Holder written notice (the "Notice") of its intention, describing the type of New Securities, the price and the principal terms upon which the Company proposes to issue the same, and such Large Holder's Pro Rata Share of New Securities that such Large Holder is eligible to purchase pursuant to this Section 7. Each Large Holder shall have fifteen (15) days from the delivery date of any Notice to agree to purchase any amount of the New Securities up to such Large Holder's Pro Rata Share of such New Securities for the price and upon the terms specified in the Notice by giving written notice (a "Right of First Offer Election Notice") to the Company and stating therein the amount of New Securities to be purchased; provided, however, that in the event the Notice provides for payment for such New Securities other than in cash, each Large Holder shall have the option of paying for the New Securities by the cash equivalent (discounted on a present value basis) of the consideration described in the Notice as set forth in the Notice and as determined in good faith by the Board of Directors.

                  (b) If the Company shall have received one or more Right of First Offer Election Notices within fifteen (15) days from the date all the Large Holders are deemed to have received the Notice, in which any of the Large Holders have elected not to purchase their full Pro Rata Share of the New Securities, the Company shall immediately give each Large Holder notice (the "Over-Allotment Notice") indicating the aggregate amount of New Securities as to which the Large Holders shall not have exercised their respective Rights of First Offer. Each Large Holder shall have three (3) days from any delivery date of the Over-Allotment

Notice, to give notice (the "Over-Allotment Election Notice") to the Company whether it elects to exercise its Over-Allotment Option granted in Section 7.2 hereof (and, if so, the maximum number of additional shares of New Securities it elects to purchase pursuant thereto).

            7.5 Failure to Exercise Right. In the event the Large Holders do not exercise the right of first offer as to all of the New Securities that the Large Holders are eligible to purchase pursuant to this Section 7 within the later of fifteen (15) days from the delivery date of the Notice or three (3) days from the delivery date of the Over-Allotment Notice, the Company shall have 90 days thereafter to enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within 60 days from the date of said agreement) to sell that number of New Securities respecting which the Large Holder's right of first offer was not exercised, (i) at or above the price and (ii) upon terms no more favorable taken as a whole to the terms specified in the Notice given to the Large Holders. In the event the Company has not sold the New Securities or entered into an agreement to sell the New Securities within such 90-day period (or sold and issued such New Securities in accordance with the foregoing within 60 days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Large Holders in the manner provided above.

            7.6 Termination. The right of first offer granted to the Large Holders under this Section 7 shall expire upon the closing of the initial firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act covering the offer and sale of the Company's Common Stock, provided that, with respect to a particular Large Holder, the right of first offer shall expire on the date such Large Holder owns less than 8,900 shares of the Company's Common Stock, including shares of the Company's capital stock convertible into Common Stock (adjusted for stock splits, stock dividends and the like).

            7.7 Assignment. The right of first refusal granted to the Large Holders under this Section 7 may only be assigned by a Large Holder if the Large Holder transfers (i) to a transferee more than five percent (5%) of the Company's Common Stock on a fully diluted as converted basis on the date of determination or (ii) all of capital stock of Company it owns to any majority owned subsidiary or controlled affiliate of such Holder (but only for so long as such subsidiary or affiliate remains a majority owned subsidiary or controlled affiliate of such Holder).

      8. Miscellaneous.

            8.1 Amendment. Section 5 (other than Section 5.2) of this Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of not less than one-half of the Registrable Securities held by the Series B Holders then outstanding. Any provision of Section 7 of this Agreement may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of not less than

80% of the Registrable Securities held by the Large Holders then outstanding. Any of the provisions of this Agreement (other than Sections 5.1, 5.3, 5.4, 5.5, 5.6, 5.7, 5.8 and 5.9 and 7) may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, the holders of not less than a majority of the then outstanding Registrable Securities held by the Series B Holders, and the holders of not less than a majority of the then outstanding Registrable Securities held by all Holders. Any amendment or waiver effected in accordance with this Section 8 shall be binding upon each Holder of Registrable Securities at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

            8.2 Governing Law. This Agreement and the legal relations between the parties arising hereunder shall be governed by and construed with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

            8.3 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties regarding the matters set forth herein. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon the successors, assigns, heirs, executors and administrators of the parties hereto.

            8.4 Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or delivered by hand or by messenger addressed as follows: (a) if to the Series B Purchaser, at 920 Disc Drive, Scotts Valley, California 95066-4544, to the attention of: Stephen J. Luczo, (b) if to the Existing Purchasers, at the address of such Existing Purchaser set forth on Exhibit A hereto or such other address as the Existing Purchasers shall have furnished to the Company in writing in accordance with this Section 8.4 with a copy addressed to Golenbock, Eiseman, Assor & Bell, 437 Madison Avenue, New York, New York 10022-7302, to the attention of Andrew C. Peskoe, or (c) if to the Company, at its principal office, to the attention of: Christine Whitman with a copy addressed to Golenbock, Eiseman Assor & Bell, 437 Madison Avenue, New York, New York 10022-7302, to the attention of Andrew C. Peskoe.

                  Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or if sent by reputable overnight courier, two days after delivery to such courier.

                         REGISTRATION RIGHTS AGREEMENT

            8.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

      The foregoing agreement is hereby executed as of the date first above written.

                                                  "COMPANY"

                                                  CVC HOLDINGS, INC.
                                                  a Delaware corporation


                                                  By: /s/ Christine B. Whitman
                                                     ---------------------------
                                                     Christine B. Whitman
                                                     President


                                                  "THE SERIES B PURCHASER"

                                                  SEAGATE TECHNOLOGY, INC.
                                                  a Delaware corporation


                                                  By:
                                                     ---------------------------
                                                  Name:
                                                       -------------------------
                                                  Title:
                                                        ------------------------


                                                  "THE EXISTING PURCHASERS"


                                                  ------------------------------
                                                  Anne G. Whitman

                                                  /s/ Christine B. Whitman
                                                  ------------------------------
                                                  Christine B. Whitman

                         REGISTRATION RIGHTS AGREEMENT

            8.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

      The foregoing agreement is hereby executed as of the date first above written.

                                                  "COMPANY"

                                                  CVC HOLDINGS, INC.
                                                  a Delaware corporation


                                                  By:
                                                     ---------------------------
                                                     Christine B. Whitman
                                                     President


                                                  "THE SERIES B PURCHASER"

                                                  SEAGATE TECHNOLOGY, INC.
                                                  a Delaware corporation


                                                  By: /s/ [ILLEGIBLE]
                                                     ---------------------------
                                                  Name:
                                                       -------------------------
                                                  Title:
                                                        ------------------------


                                                  "THE EXISTING PURCHASERS"


                                                  ------------------------------
                                                  Anne G. Whitman


                                                  ------------------------------
                                                  Christine B. Whitman

                         REGISTRATION RIGHTS AGREEMENT

            8.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

      The foregoing agreement is hereby executed as of the date first above written.

                                                  "COMPANY"

                                                  CVC HOLDINGS, INC.
                                                  a Delaware corporation


                                                  By:
                                                     ---------------------------
                                                     Christine B. Whitman
                                                     President


                                                  "THE SERIES B PURCHASER"

                                                  SEAGATE TECHNOLOGY, INC.
                                                  a Delaware corporation


                                                  By:
                                                     ---------------------------
                                                  Name:
                                                       -------------------------
                                                  Title:
                                                        ------------------------


                                                  "THE EXISTING PURCHASERS"

                                                  /s/ Anne G. Whitman
                                                  ------------------------------
                                                  Anne G. Whitman


                                                  ------------------------------
                                                  Christine B. Whitman

                                                  /s/ David R. Pefley
                                                  ------------------------------
                                                  David R. Pefley


                                                  ------------------------------
                                                  Diana N. Pefley


                                                  ------------------------------
                                                  Christopher Mann


                                                  ------------------------------
                                                  Andrew Peskoe


                                                  ------------------------------
                                                  Julie Peskoe


                                                  ------------------------------
                                                  Mehrdad Moslehi


                                                  ------------------------------
                                                  James Geater


                                                  ------------------------------
                                                  Victor Mann


                                                  ------------------------------
                                                  Thomas Kandris


                                                  ------------------------------
                                                  Lino Velo


                                                  ------------------------------
                                                  Yong Jin Lee

                                                  ------------------------------
                                                  David R. Pefley


                                                  /s/ Diana N. Pefley
                                                  ------------------------------
                                                  Diana N. Pefley


                                                  ------------------------------
                                                  Christopher Mann


                                                  ------------------------------
                                                  Andrew Peskoe


                                                  ------------------------------
                                                  Julie Peskoe


                                                  ------------------------------
                                                  Mehrdad Moslehi


                                                  ------------------------------
                                                  James Geater


                                                  ------------------------------
                                                  Victor Mann


                                                  ------------------------------
                                                  Thomas Kandris


                                                  ------------------------------
                                                  Lino Velo


                                                  ------------------------------
                                                  Yong Jin Lee

                                                  ------------------------------
                                                  David R. Pefley


                                                  ------------------------------
                                                  Diana N. Pefley


                                                  /s/ Christopher Mann
                                                  ------------------------------
                                                  Christopher Mann


                                                  ------------------------------
                                                  Andrew Peskoe


                                                  ------------------------------
                                                  Julie Peskoe


                                                  ------------------------------
                                                  Mehrdad Moslehi


                                                  ------------------------------
                                                  James Geater


                                                  ------------------------------
                                                  Victor Mann


                                                  ------------------------------
                                                  Thomas Kandris


                                                  ------------------------------
                                                  Lino Velo


                                                  ------------------------------
                                                  Yong Jin Lee

                                                  ------------------------------
                                                  David R. Pefley


                                                  ------------------------------
                                                  Diana N. Pefley


                                                  ------------------------------
                                                  Christopher Mann


                                                  /s/ Andrew Peskoe
                                                  ------------------------------
                                                  Andrew Peskoe


                                                  /s/ Julie Peskoe
                                                  ------------------------------
                                                  Julie Peskoe


                                                  ------------------------------
                                                  Mehrdad Moslehi


                                                  ------------------------------
                                                  James Geater


                                                  ------------------------------
                                                  Victor Mann


                                                  ------------------------------
                                                  Thomas Kandris


                                                  ------------------------------
                                                  Lino Velo


                                                  ------------------------------
                                                  Yong Jin Lee

                                                  ------------------------------
                                                  David R. Pefley


                                                  ------------------------------
                                                  Diana N. Pefley


                                                  ------------------------------
                                                  Christopher Mann


                                                  ------------------------------
                                                  Andrew Peskoe


                                                  ------------------------------
                                                  Julie Peskoe


                                                  /s/ Mehrdad Moslehi
                                                  ------------------------------
                                                  Mehrdad Moslehi


                                                  ------------------------------
                                                  James Geater


                                                  ------------------------------
                                                  Victor Mann


                                                  ------------------------------
                                                  Thomas Kandris


                                                  ------------------------------
                                                  Lino Velo


                                                  ------------------------------
                                                  Yong Jin Lee

                                                  ------------------------------
                                                  David R. Pefley


                                                  ------------------------------
                                                  Diana N. Pefley


                                                  ------------------------------
                                                  Christopher Mann


                                                  ------------------------------
                                                  Andrew Peskoe


                                                  ------------------------------
                                                  Julie Peskoe


                                                  ------------------------------
                                                  Mehrdad Moslehi


                                                  /s/ James Geater
                                                  ------------------------------
                                                  James Geater


                                                  ------------------------------
                                                  Victor Mann


                                                  ------------------------------
                                                  Thomas Kandris


                                                  ------------------------------
                                                  Lino Velo


                                                  ------------------------------
                                                  Yong Jin Lee

                                                  ------------------------------
                                                  David R. Pefley


                                                  ------------------------------
                                                  Diana N. Pefley


                                                  ------------------------------
                                                  Christopher Mann


                                                  ------------------------------
                                                  Andrew Peskoe


                                                  ------------------------------
                                                  Julie Peskoe


                                                  ------------------------------
                                                  Mehrdad Moslehi


                                                  ------------------------------
                                                  James Geater


                                                  /s/ Victor Mann
                                                  ------------------------------
                                                  Victor Mann


                                                  ------------------------------
                                                  Thomas Kandris


                                                  ------------------------------
                                                  Lino Velo


                                                  ------------------------------
                                                  Yong Jin Lee

                                                  ------------------------------
                                                  David R. Pefley


                                                  ------------------------------
                                                  Diana N. Pefley


                                                  ------------------------------
                                                  Christopher Mann


                                                  ------------------------------
                                                  Andrew Peskoe


                                                  ------------------------------
                                                  Julie Peskoe


                                                  ------------------------------
                                                  Mehrdad Moslehi


                                                  ------------------------------
                                                  James Geater


                                                  ------------------------------
                                                  Victor Mann


                                                  /s/ Thomas Kandris
                                                  ------------------------------
                                                  Thomas Kandris


                                                  ------------------------------
                                                  Lino Velo


                                                  ------------------------------
                                                  Yong Jin Lee

                                                  ------------------------------
                                                  David R. Pefley


                                                  ------------------------------
                                                  Diana N. Pefley


                                                  ------------------------------
                                                  Christopher Mann


                                                  ------------------------------
                                                  Andrew Peskoe


                                                  ------------------------------
                                                  Julie Peskoe


                                                  ------------------------------
                                                  Mehrdad Moslehi


                                                  ------------------------------
                                                  James Geater


                                                  ------------------------------
                                                  Victor Mann


                                                  ------------------------------
                                                  Thomas Kandris


                                                  /s/ Lino Velo
                                                  ------------------------------
                                                  Lino Velo


                                                  ------------------------------
                                                  Yong Jin Lee

                                                  ------------------------------
                                                  David R. Pefley


                                                  ------------------------------
                                                  Diana N. Pefley


                                                  ------------------------------
                                                  Christopher Mann


                                                  ------------------------------
                                                  Andrew Peskoe


                                                  ------------------------------
                                                  Julie Peskoe


                                                  ------------------------------
                                                  Mehrdad Moslehi


                                                  ------------------------------
                                                  James Geater


                                                  ------------------------------
                                                  Victor Mann


                                                  ------------------------------
                                                  Thomas Kandris


                                                  ------------------------------
                                                  Lino Velo


                                                  /s/ Yong Jin Lee
                                                  ------------------------------
                                                  Yong Jin Lee

                                                  /s/ Phillip Chapados, Jr.
                                                  ------------------------------
                                                  Phillip Chapados, Jr.


                                                  ------------------------------
                                                  Thomas Omstead


                                                  NIKKO TECNO CO., INC.
                                                  a Japanese corporation


                                                  By:
                                                     ---------------------------
                                                  Name:
                                                       -------------------------
                                                  Title:
                                                        ------------------------

                                                  ------------------------------
                                                  Phillip Chapados, Jr.


                                                  /s/ Thomas Omstead
                                                  ------------------------------
                                                  Thomas Omstead


                                                  NIKKO TECNO CO., INC.
                                                  a Japanese corporation


                                                  By:
                                                     ---------------------------
                                                  Name:
                                                       -------------------------
                                                  Title:
                                                        ------------------------

                                                  ------------------------------
                                                  Phillip Chapados, Jr.


                                                  ------------------------------
                                                  Thomas Omstead


                                                  NIKKO TECNO CO., INC.
                                                  a Japanese corporation


                                                  By: /s/ Seiya Miyanishi
                                                     ---------------------------
                                                  Name: Seiya Miyanishi
                                                       -------------------------
                                                  Title: President
                                                        ------------------------